Other disclosures - Credit Risk - Measurement uncertainty (Narrative) (Details) - Credit risk [member]	6 Months Ended
Jun. 30, 2020
Disclosure of nature and extent of risks arising from financial instruments [line items]
Description of method, parameters and assumptions used in preparing sensitivity analysis reflecting interdependencies between risk variables	The Barclays Bank Group uses a five-scenario model to calculate ECL. Absent the conditions surrounding the COVID-19 pandemic, a Baseline scenario is typically generated based on an external consensus forecast assembled from key sources, including HM Treasury (short and medium-term forecasts), Bloomberg (based on median of economic forecasts) and the Urban Land Institute (for US House Prices). In addition, two adverse scenarios (Downside 1 and Downside 2) and two favourable scenarios (Upside 1 and Upside 2) are derived, with associated probability weightings. The adverse scenarios are typically calibrated to a similar severity to internal stress tests, whilst also considering IFRS 9 specific sensitivities and non-linearity. Downside 2 is typically benchmarked to the Bank of England’s annual cyclical scenarios and to the most severe scenario from Moody’s inventory, but is not designed to be the same. The favourable scenarios are generally calibrated to be symmetric to the adverse scenarios, subject to a ceiling calibrated to relevant recent favourable benchmark scenarios. The scenarios include eight economic variables (GDP, unemployment, House Price Index (HPI) and base rates in both the UK and US markets), and expanded variables using statistical models based on historical correlations. The upside and downside shocks are designed to evolve over a five-year stress horizon, with all five scenarios converging to a steady state after approximately eight years. To calculate ECL a probability weight is assigned to each scenario. Following the onset of the COVID-19 pandemic, the Barclays Bank Group generated a Baseline scenario in March 2020 that reflected the most recent economic forecasts available in the market (combined with internal assumptions) and estimated impacts from significant support measures taken by Barclays, central banks and governments across the Barclays Bank Group’s key markets. This scenario assumed a strong contraction in GDP and a sharp rise in unemployment in 2020 across both the UK and US, and required a recalibration of probability weights. This scenario was superseded by a further revised Baseline scenario generated in June 2020, based broadly on the latest economic forecasts which recognise some the impacts from the various support measures still in place across the Barclays Bank Group’s key markets. Upside and downside scenarios were also regenerated in June 2020 (together with the revised Baseline scenario, the “COVID-19 Scenarios”). The downside scenarios reflect slower economic growth than the Baseline with social distancing measures continuing to drag GDP. Economic growth begins to recover later in 2020 in Downside 1 but only in 2021 in the Downside 2 scenario. The upside scenarios reflect a faster rebound in economic growth than the Baseline with a sharp decrease in infection rates and an almost fully reopened economy. Scenario weights were also revised in June 2020 with greater weight being applied to the tail scenarios (Upside 2 and Downside 2). This reflects the significant range of uncertainty in the economic environment compared to previous quarters given the conditions surrounding the COVID-19 pandemic. The economic environment remains uncertain and future impairment charges may be subject to further volatility (including from changes to macroeconomic variable forecasts) depending on the longevity of the COVID-19 pandemic and related containment measures, as well as the longer term effectiveness of central bank, government and other support measures.
Term at which scenario converges to steady state	8 years